                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) February 15, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                      NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On February 26, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of January 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   March 1, 2001                       By:/s/ Ronald D. Markle
----------------------------                       --------------------------
                                                   Ronald D. Markle
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






               Navistar Financial 1997-A Owner Trust
   20.1        Monthly Servicer Certificate, dated February 15, 2001


               Navistar Financial 1997-B Owner Trust
   20.2        Monthly Servicer Certificate, dated February 15, 2001


               Navistar Financial 1998-A Owner Trust
   20.3        Monthly Servicer Certificate, dated February 15, 2001


               Navistar Financial 1999-A Owner Trust
   20.4        Monthly Servicer Certificate, dated February 15, 2001


               Navistar Financial 2000-A Owner Trust
   20.5        Monthly Servicer Certificate, dated February 15, 2001


               Navistar Financial 2000-B Owner Trust
   20.6        Monthly Servicer Certificate, dated February 15, 2001

Exhibit 20.1
Page 1 of 3
                     Navistar Financial 1997 - A Owner Trust
                         For the Month of January, 2001
                     Distribution Date of February 15, 2001
                            Servicer Certificate #46

Original Pool Amount Initial Receivables               $411,613,980.45
Subsequent Receivables (transferred 5/9/97)             $76,128,743.83
Subsequent Receivables (transferred 5/23/97)            $12,254,010.44

Beginning Pool Balance                                  $38,762,781.82
Beginning Pool Factor                                        0.0794738

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $3,419,047.40
     Interest Collected                                    $303,669.84

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Final Purchase of Receivables                      $35,337,021.65
     Liquidation Proceeds / Recoveries                     $252,970.28
Total Additional Deposits                                  $252,970.28

Repos / Chargeoffs                                         $197,571.01
Aggregate Number of Notes Charged Off                              178

Total Available Funds                                    $3,784,829.28

Ending Pool Balance                                              $0.00
Ending Pool Factor                                           0.0000000

Servicing Fee                                               $32,302.32

Repayment of Servicer Advances                             $190,858.24

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,660,163.19
     Target Percentage                                          10.00%
     Target Balance                                              $0.00
     Minimum Balance                                             $0.00
     (Release) / Deposit                               ($10,660,163.19)
     Ending Balance                                              $0.00

Current Weighted Average APR:                                   9.442%
Current Weighted Average Remaining Term (months):                13.03

Delinquencies                                     Dollars     Notes
     Installments:  1 - 30 days               $879,671.02       574
                    31 - 60 days              $357,735.67       197
                    60+  days                 $313,521.71        77

     Total:                                 $1,550,928.40       620

     Balances:      60+  days               $1,104,874.87        77

Memo Item - Reserve Account

     Prior Month                                        $10,449,931.43
+    Invest. Income                                         $54,422.29
+    Excess Serv.                                          $105,809.47
+    Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $10,660,163.19

Exhibit 20.1
Page 2 of 3

Navistar Financial 1997 - A Owner Trust
For the Month  of  January, 2001

                                                                                   NOTES
                                                                (Money Market)

                                                     TOTAL       CLASS A - 1        CLASS A - 2        CLASS A - 3     CLASS B NOTES
                                           $500,000,000.00    $85,000,000.00    $221,500,000.00    $176,000,000.00    $17,500,000.00
Original Pool Amount
Distributions:
     Distribution Percentages                                          0.00%              0.00%            100.00%             0.00%
     Coupon                                                           5.841%             6.350%             6.750%            6.950%

Beginning Pool Balance                      $38,762,781.82
Ending Pool Balance                         $35,337,021.65

Collected Principal                         $38,565,210.81
Collected Interest                             $303,669.84
Charge - Offs                                  $197,571.01
Liquidation Proceeds / Recoveries              $252,970.28
Servicing                                       $32,302.32
Cash Transfer from Reserve Account                   $0.00
Total Collections Avail for Debt Service    $39,089,548.61

Beginning Balance                           $38,762,781.82             $0.00              $0.00     $21,382,384.97    $17,500,000.00

Interest Due                                   $220,957.32             $0.00              $0.00        $119,603.15       $101,354.17
Interest Paid                                  $220,957.32             $0.00              $0.00        $119,603.15       $101,354.17
Principal Due                               $38,762,781.82             $0.00              $0.00     $21,262,781,82    $17,500,000.00
Principal Paid                              $38,762,781.82             $0.00              $0.00     $21,262,781.82    $17,500,000.00

Ending Balance                                       $0.00             $0.00              $0.00              $0.00             $0.00
Note / Certificate Pool Factor                                        0.0000             0.0000             0.0000            0.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                         $38,983,739.14             $0.00              $0.00     $21,262,781.82    $17,601,354.17

Interest Shortfall                                   $0.00             $0.00              $0.00              $0.00             $0.00
Principal Shortfall                                  $0.00             $0.00              $0.00              $0.00             $0.00
     Total Shortfall                                 $0.00             $0.00              $0.00              $0.00             $0.00
      (required from Reserve)
Excess Servicing                               $105,809.47
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance              $10,660,163.19
(Release) / Draw                           ($10,660,163.19)
Ending Reserve Acct Balance                          $0.00

Exhibit 20.1
Page 3 of 3

Navistar Financial 1997 - A Owner Trust
For the Month  of  January, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                             5                   4                 3                 2                 1
                                          Sep-00              Oct-00            Nov-00            Dec-00             Jan-01

Beginning Pool Balance                $55,033,484.89      $50,402,324.32    $46,088,119.36    $42,149,764.47     $38,762,781.82

A)   Loss Trigger:
Principal of Contracts Charged Off       $136,763.42          $91,977.08        $81,985.21        $79,965.81        $197,571.01
Recoveries                               $481,343.51       $1,033,884.29       $399,950.33       $634,731.01        $252,970.28

Total Charged Off (Months 5, 4, 3)       $310,725.71
Total Recoveries (Months 3, 2, 1)      $1,287,651,62
Net Loss / (Recoveries) for 3 Mos      ($976,925.91)(a)

Total Balance (Months 5, 4, 3)       $151,523,928.57(b)

Loss Ratio Annualized  [(a/b) * (12)]       -7.7368%

Trigger:  Is Ratio > 1.5%                         No


                                             Nov-00              Dec-00              Jan-01
B)   Delinquency Trigger:                  $1,163,378.48       $1,714,902.48       $1,104,874.87
     Balance delinquency 60+ days               2.52425%            4.06859%            2.85035%
     As % of Beginning Pool Balance             2.33565%            2.97142%            3.14773%
     Three Month Average

Trigger:  Is Average > 2.0%                      Yes

C)   Noteholders Percent Trigger:                      0.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                      Yes

Exhibit 20.2
Page 1 of 3

                     Navistar Financial 1997 - B Owner Trust
                          For the Month of January 2001
                     Distribution Date of February 15, 2001
                            Servicer Certificate #40

Original Pool amount Initial Receivables               $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)          $91,466,751.20


Beginning Pool Balance                                  $80,278,502.18
Beginning Pool Factor                                        0.1605588

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $5,758,882.01
     Interest Collected                                    $645,502.54

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $318,826.05
Total Additional Deposits                                  $318,826.05

Repos / Chargeoffs                                         $225,392.74
Aggregate Number of Notes Charged Off                              163

Total Available Funds                                    $5,803,565.87

Ending Pool Balance                                     $75,213,872.16
Ending Pool Factor                                           0.1504294

Servicing Fee                                               $66,898.75

Repayment of Servicer Advances                             $919,644.73

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,302,284.22
     Target Percentage                                          10.00%
     Target Balance                                      $7,521,387.22
     Minimum Balance                                     $9,999,887.79
     (Release) / Deposit                                  ($302,396.43)
     Ending Balance                                      $9,999,887.79

Current Weighted Average APR:                                   9.325%
Current Weighted Average Remaining Term (months):                18.04

Delinquencies                                      Dollars     Notes
     Installments:   1 - 30 days             $1,422,261.08       867
                     31 - 60 days              $541,275.72       229
                     60+  days                 $415,766.03       135

     Total:                                  $2,379,302.83       914

     Balances:       60+  days               $2,761,680.82       135

Memo Item - Reserve Account

     Prior Month                                         $9,999,887.79
+    Invest. Income                                         $51,821.46
+    Excess Serv.                                          $250,574.97
+    Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $10,302,284.22

Exhibit 20.2
Page 2 of 3

Navistar Financial 1997 - B Owner Trust
For the Month of January 2001



                                                                                NOTES
                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                       $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Original Pool Amount
Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                  $80,278,502.18
Ending Pool Balance                     $75,213,872.16

Collected Principal                      $4,839,237.28
Collected Interest                         $645,502.54
Charge - Offs                              $225,392.74
Liquidation Proceeds / Recoveries          $318,826.05
Servicing                                   $66,898.75
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $5,736,667.12

Beginning Balance                       $80,278,502.18           $0.00          $0.00           $0.00  $77,468,754.64  $2,809,747.54

Interest Due                               $421,462.13           $0.00          $0.00           $0.00     $406,710.96     $14,751.17
Interest Paid                              $421,462.13           $0.00          $0.00           $0.00     $406,710.96     $14,751.17
Principal Due                            $5,064,630.02           $0.00          $0.00           $0.00   $4,887,367.97    $177,262.05
Principal Paid                           $5,064,630.02           $0.00          $0.00           $0.00   $4,887,367.97    $177,262.05

Ending Balance                          $75,213,872.16           $0.00          $0.00           $0.00  $72,581,386.67  $2,632,485.49
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000          0.4855         0.1504
   (Ending Balance / Original Pool Amount)
Total Distributions                      $5,486,092.15           $0.00          $0.00           $0.00   $5,294,078.93    $192,013.22

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                           $250,574.97
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,302,284.22
(Release) / Draw                          ($302,396.43)
Ending Reserve Acct Balance              $9,999,887.79

Exhibit 20.2
Page 3 of 3

Navistar Financial 1997 - B Owner Trust
For the Month of January 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                              5                 4                 3                  2                1
                                           Sep-00            Oct-00             Nov-00            Dec-00           Jan-01

Beginning Pool Balance                 $106,711,978.80   $98,965,844.59     $91,208,888.49    $85,230,578.37   $80,278,502.18

A)   Loss Trigger:
Principal of Contracts Charged Off         $208,146.91      $296,249.71         $76,165.51       $229,870.00      $225,392.74
Recoveries                                 $210,822.61      $482,106.55        $363,891.77       $522,099.27      $318,826.05

Total Charged Off (Months 5, 4, 3)         $580,562.13
Total Recoveries (Months 3, 2, 1)        $1,204,817.09
Net Loss / (Recoveries) for 3 Mos         ($624,254.96)(a)

Total Balance (Months 5, 4, 3)         $296,886,711.88 (b)

Loss Ratio Annualized  [(a/b) * (12)]        -2.52320%

Trigger:  Is Ratio > 1.5%                           No

                                          Nov-00          Dec-00          Jan-01
B)   Delinquency Trigger:           2,712,347.29    3,045,995.52    2,761,680.82
     Balance delinquency 60+ days       2.97378%        3.57383%        3.44012%
     As % of Beginning Pool Balance     2.51269%        3.03694%        3.32924%
     Three Month Average

Trigger:  Is Average > 2.0%                        Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                No

Exhibit 20.3
Page 1 of 3

                     Navistar Financial 1998 - A Owner Trust
                         For the Month of January, 2001
                     Distribution Date of February 15, 2001
                            Servicer Certificate #33

Original Pool Amount                                   $500,864,370.04

Beginning Pool Balance                                 $135,123,113.77
Beginning Pool Factor                                      0.269779848

Principal and Interest Collections:
     Principal Collected                                 $6,822,937.74
     Interest Collected                                  $1,005,443.62

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $284,101.47
Total Additional Deposits                                  $284,101.47

Repos / Chargeoffs                                         $788,792.32
Aggregate Number of Notes Charged Off                              154

Total Available Funds                                    $8,112,482.83

Ending Pool Balance                                    $127,511,383.71
Ending Pool Factor                                           0.2545827

Servicing Fee                                              $112,602.59

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $11,086,961.37
     Target Percentage                                          10.00%
     Target Balance                                     $12,751,138.37
     Minimum Balance                                    $10,017,287.40
     (Release) / Deposit                                   ($51,682.25)
     Ending Balance                                     $11,035,279.12

Current Weighted Average APR:                                   8.938%
Current Weighted Average Remaining Term (months):                23.28

Delinquencies                               Dollars     Notes
     Installments:  1 - 30 days       $2,003,211.35     1,551
                    31 - 60 days        $524,193.50       505
                    60+  days           $290,170.64       129

     Total:                           $2,817,575.49     1,609

     Balances:      60+  days         $2,686,361.14       129

Memo Item - Reserve Account

     Prior Month                                        $11,316,618.94
+    Invest. Income                                         $51,682.25
+    Excess Serv.                                                $0.00
+    Transfer (to) / from Collections Account             ($281,339.82)
     Beginning Balance                                  $11,086,961.37

Exhibit 20.3
Page 2 of 3

Navistar Financial 1998 - A Owner Trust
For the Month  of  January, 2001


                                                                          NOTES
                                                       TOTAL            CLASS A            CLASS B
                                             $500,864,370.04    $483,334,000.00     $17,530,370.04
Original Pool Amount
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                       $135,123,113.77
Ending Pool Balance                          $127,511,383.71

Collected Principal                            $6,822,937.74
Collected Interest                             $1,005,443.62
Charge - Offs                                    $788,792.32
Liquidation Proceeds / Recoveries                $284,101.47
Servicing                                        $112,602.59
Cash Transfer from Reserve Account               $281,339.82
Total Collections Avail for Debt Service       $8,281,220.06

Beginning Balance                            $135,123,113.77    $130,393,687.70      $4,729,426.07

Interest Due                                     $669,490.00        $645,448.75         $24,041.25
Interest Paid                                    $669,490.00        $645,448.75         $24,041.25
Principal Due                                  $7,611,730.06      $7,345,319.51        $266,410.55
Principal Paid                                 $7,611,730.06      $7,345,319.51        $266,410.55

Ending Balance                               $127,511,383.71    $123,048,368.19      $4,463,015.52
Note / Certificate Pool Factor                                           0.2546             0.2546
   (Ending Balance / Original Pool Amount)
Total Distributions                            $8,281,220.06      $7,990,768.26        $290,451.80

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00             ($0.00)
     Total Shortfall                                   $0.00              $0.00             ($0.00)
      (required from Reserve)
Excess Servicing                                       $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $11,086,961.37
(Release) / Draw                                 ($51,682.25)
Ending Reserve Acct Balance                   $11,035,279.12

Exhibit 20.3
Page 3 of 3

Navistar Financial 1998 - A Owner Trust
For the Month of January, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                              5                    4                3                   2                1
                                            Sep-00              Oct-00           Nov-00               Dec-00           Jan-01

Beginning Pool Balance                  $165,338,958.59     $157,331,921.34  $150,010,353.13  $142,962,086.79  $135,123,113.77

A)   Loss Trigger:
Principal of Contracts Charged Off          $716,252.10         $267,984.59      $561,796.55      $486,262.10      $788,792.32
Recoveries                                  $455,568.52         $838,978.76      $551,920.63      $530,200.59      $284,101.47

Total Charged Off (Months 5, 4, 3)        $1,546,033.24
Total Recoveries (Months 3, 2, 1)         $1,366,222.69
Net Loss / (Recoveries) for 3 Mos           $179,810.55 (a)

Total Balance (Months 5, 4, 3)          $472,681,233.06 (b)

Loss Ratio Annualized  [(a/b) * (12)] 0.45649%

Trigger:  Is Ratio > 1.5%                No

                                         Nov-00          Dec-00         Jan-01
B)   Delinquency Trigger:            $4,688,611.11  $3,801,495.06  $2,686,361.14
     Balance delinquency 60+ days         3.12553%       2.65909%       1.98808%
     As % of Beginning Pool Balance       2.46881%       2.68381%       2.59090%
     Three Month Average

Trigger:  Is Average > 2.0%                    Yes

C)   Noteholders Percent Trigger:           2.20325%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                    No

Exhibit 20.4
Page 1 of 3


                     Navistar Financial 1999 - A Owner Trust
                          For the Month of January 2001
                     Distribution Date of February 15, 2001
                            Servicer Certificate #21

Original Pool Amount                                         $714,764,750.47

Beginning Pool Balance                                       $374,974,055.11
Beginning Pool Factor                                              0.5246118

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)       $17,605,665.79
     Interest Collected                                        $2,512,112.26

Additional Deposits:
     Repurchase Amounts                                                $0.00
     Liquidation Proceeds / Recoveries                           $606,330.66
Total Additional Deposits                                        $606,330.66

Repos / Chargeoffs                                             $2,000,156.70
Aggregate Number of Notes Charged Off                                    215

Total Available Funds                                         $20,092,106.86

Ending Pool Balance                                          $356,000,234.47
Ending Pool Factor                                                 0.4980663

Servicing Fee                                                    $312,478.38

Repayment of Servicer Advances                                   $632,001.85

Reserve Account:
     Beginning Balance  (see Memo Item)                       $20,628,460.51
     Target Percentage                                                10.00%
     Target Balance                                           $35,600,023.45
     Minimum Balance                                          $14,295,295.01
     (Release) / Deposit                                        ($110,913.73)
     Ending Balance                                           $20,517,546.78

Current Weighted Average APR:                                         8.321%
Current Weighted Average Remaining Term (months):                      32.10

Delinquencies                                     Dollars     Notes
     Installments:       1 - 30 days        $2,992,903.05     2,612
                         31 - 60 days       $1,015,172.55       741
                         60+  days            $430,209.46       207

     Total:                                 $4,438,285.06     2,660

     Balances:           60+  days          $7,395,601.73       207

Memo Item - Reserve Account

     Prior Month                                           $21,593,305.94
+    Invest. Income                                           $110,913.73
+    Excess Serv.                                                   $0.00
+    Transfer (to) / from Collections Account              ($1,075,759.16)
     Beginning Balance                                     $20,628,460.51

Exhibit 20.4
Page 2 of 3

Navistar Financial 1999 - A Owner Trust
For the Month of January 2001

                                                                    NOTES

                                                  TOTAL    CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                  -----    -----------    -----------     -----------     -----------  -------------
                                        $714,764,750.47$147,000,000.00$197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47
Original Pool Amount
Distributions:
     Distribution Percentages                                    0.00%         96.50%          38.75%           0.00%          3.50%
     Coupon                                                    5.0025%        5.5500%         5.9500%         6.1300%        6.2200%

Beginning Pool Balance                  $374,974,055.11
Ending Pool Balance                     $356,000,234.47

Collected Principal                      $16,973,663.94
Collected Interest                        $2,512,112.26
Charge - Offs                             $2,000,156.70
Liquidation Proceeds / Recoveries           $606,330.66
Servicing                                   $312,478.38
Cash Transfer from Reserve Account        $1,075,759.16
Total Collections Avail for Debt Service $20,855,387.64

Beginning Balance                       $374,974,055.12          $0.00 $10,956,978.99 $200,000,000.00 $145,745,000.00 $18,272,076.13

Interest Due                              $1,881,567.00          $0.00     $50,676.03     $991,666.67     $744,514.04     $94,710.26
Interest Paid                             $1,881,567.00          $0.00     $50,676.03     $991,666.67     $744,514.04     $94,710.26
Principal Due                            $18,973,820.64          $0.00 $10,956,978.99   $7,352,757.93           $0.00    $664,083.72
Principal Paid                           $18,973,820.64          $0.00 $10,956,978.99   $7,352,757.93           $0.00    $664,083.72

Ending Balance                          $356,000,234.48          $0.00          $0.00 $192,647,242.07 $145,745,000.00 $17,607,992.41
Note / Certificate Pool Factor                                  0.0000         0.0000          0.9632          1.0000         0.7038
   (Ending Balance / Original Pool Amount)
Total Distributions                      $20,855,387.64          $0.00 $11,007,655.02   $8,344,424.60     $744,514.04    $758,793.98

Interest Shortfall                                $0.00          $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                               $0.00          $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                              $0.00          $0.00          $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                  $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $20,628,460.51
(Release) / Draw                           ($110,913.73)
Ending Reserve Acct Balance              $20,517,546.78

Exhibit 20.4
Page 3 of 3


Navistar Financial 1999 - A Owner Trust
For the Month of January 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                          5                   4                 3                2                  1
                                        Sep-00              Oct-00            Nov-00           Dec-00             Jan-01
                                        ------              ------            ------           ------             ------

Beginning Pool Balance                 $434,307,599.46     $419,516,508.08   $402,653,545.87  $387,642,558.84    $374,974,055.11

A)   Loss Trigger:
Principal of Contracts Charged Off         $907,881.51       $2,092,327.07     $1,820,901.51      $660,946.77      $2,000,156.70
Recoveries                                 $634,138.83       $1,494,577.38     $1,377,765.70      $773,537.82        $606,330.66

Total Charged Off (Months 5, 4, 3)       $4,821,110.09
Total Recoveries (Months 3, 2, 1)        $2,757,634.18
Net Loss / (Recoveries) for 3 Mos        $2,063,475.91 (a)

Total Balance (Months 5, 4, 3)       $1,256,477,653.41 (b)

Loss Ratio Annualized  [(a/b) * (12)]          1.9707%

Trigger:  Is Ratio > 1.5%                          Yes

                                        Nov-00              Dec-00           Jan-01
                                        ------              ------           ------
B)   Delinquency Trigger:               $11,969,834.07      $10,650,454.91    $7,395,601.73
     Balance delinquency 60+ days             2.97274%             2.74749%         1.97230%
     As % of Beginning Pool Balance           2.09726%             2.42111%         2.56418%
     Three Month Average

Trigger:  Is Average > 2.0%             Yes

C)   Noteholders Percent Trigger:                         2.87053%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%             No

Exhibit 20.5
Page 1 of 3

                     Navistar Financial 2000 - A Owner Trust
                          For the Month of January 2001
                     Distribution Date of February 15, 2001
                            Servicer Certificate #12

Original Pool Amount                                      $380,843,908.73
Subsequent Receivables (transferred 3/13/00)               $74,413,256.03
Subsequent Receivables (transferred 3/20/00)               $19,742,835.24

Beginning Pool Balance                                    $367,192,775.67
Beginning Pool Factor                                           0.7730374

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)    $14,752,608.04
     Interest Collected                                     $2,699,838.88

Additional Deposits:
     Repurchase Amounts                                             $0.00
     Liquidation Proceeds / Recoveries                      $1,012,917.37
Total Additional Deposits                                   $1,012,917.37

Repos / Chargeoffs                                          $1,380,479.72
Aggregate Number of Notes Charged Off                                 126

Total Available Funds                                      $17,038,390.96

Ending Pool Balance                                       $352,486,661.24
Ending Pool Factor                                              0.7420772

Servicing Fee                                                 $305,993.98

Repayment of Servicer Advances                              $1,426,973.33

Reserve Account:
     Beginning Balance  (see Memo Item)                    $19,223,825.19
     Target Percentage                                             10.00%
     Target Balance                                        $35,248,666.12
     Minimum Balance                                        $9,105,143.30
     (Release) / Deposit                                     ($103,313.63)
     Ending Balance                                        $19,120,511.56

Current Weighted Average APR:                                      9.182%
Current Weighted Average Remaining Term (months):                   43.45

Delinquencies                                     Dollars     Notes
     Installments:       1 - 30 days        $2,085,052.26     2,016
                         31 - 60 days         $673,367.25       558
                         60+  days            $268,520.36       132

     Total:                                 $3,026,939.87     2,037

     Balances:           60+  days          $6,704,167.56       132

Memo Item - Reserve Account

     Prior Month                                           $19,277,620.72
+    3/13 Transfer                                            $103,313.63
+    Invest. Income                                                 $0.00
+    Excess Serv.                                            ($157,109.16)
     Transfer (to) / from Collections Account              $19,223,825.19

Exhibit 20.5
Page 2 of 3

For the Month of January 2001

                                                                   NOTES

                                            TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                       ---------------   -----------     -----------     -----------     -----------  -------------
                                       $475,000,000.00$84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Original Pool Amount
Distributions:
     Distribution Percentages                                  0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                  6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $367,192,775.67
Ending Pool Balance                    $352,486,661.24

Collected Principal                     $13,325,634.71
Collected Interest                       $2,699,838.88
Charge - Offs                            $1,380,479.72
Liquidation Proceeds / Recoveries        $1,012,917.37
Servicing                                  $305,993.98
Cash Transfer from Reserve Account         $157,109.16
Total Collections Avail for Debt Service$16,889,506.14

Beginning Balance                      $367,192,775.67         $0.00 $119,085,546.59 $110,000,000.00 $121,187,500.00 $16,919,729.08

Interest Due                             $2,183,391.71         $0.00     $676,802.86     $660,000.00     $741,263.54    $105,325.31
Interest Paid                            $2,183,391.71         $0.00     $676,802.86     $660,000.00     $741,263.54    $105,325.31
Principal Due                           $14,706,114.43         $0.00  $14,154,635.14           $0.00           $0.00    $551,479.29
Principal Paid                          $14,706,114.43         $0.00  $14,154,635.14           $0.00           $0.00    $551,479.29

Ending Balance                         $352,486,661.24          0.00  104,930,911.45  110,000,000.00  121,187,500.00  16,368,249.79
Note / Certificate Pool Factor                                0.0000          0.7390          1.0000          1.0000         0.9189
   (Ending Balance / Original Pool Amount)
Total Distributions                     $16,889,506.14         $0.00  $14,831,438.00     $660,000.00     $741,263.54    $656,804.60

Interest Shortfall                               $0.00         $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00         $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00         $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $19,223,825.19
(Release) / Draw                          ($103,313.63)
Ending Reserve Acct Balance             $19,120,511.56

Exhibit 20.5
Page 3 of 3

For the Month of January 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                           5                  4                3                 2                 1
                                         Sep-00             Oct-00           Nov-00            Dec-00            Jan-01
                                         ------             ------           ------            ------            ------
Beginning Pool Balance              $405,255,303.51    $395,679,940.21   $384,929,019.74   $376,295,860.93   $367,192,775.67

A)   Loss Trigger:
Principal of Contracts Charged Off      $739,288.02        $863,914.62       $822,965.73       $925,879.76     $1,380,479.72
Recoveries                              $329,839.91        $770,991.06       $512,873.99       $471,023.89     $1,012,917.37

Total Charged Off (Months 5, 4, 3)    $2,426,168.37
Total Recoveries (Months 3, 2, 1)     $1,996,815.25
Net Loss / (Recoveries) for 3 Mos       $429,353.12 (a)

Total Balance (Months 5, 4, 3)    $1,185,864,263.46 (b)

Loss Ratio Annualized  [(a/b) * (12)]          0.4345%

Trigger:  Is Ratio > 1.5%                        No

                                              Nov-00            Dec-00           Jan-01
                                              ------            ------           ------
B)   Delinquency Trigger:                  $7,725,802.02    $10,100,814.75    $6,704,167.56
     Balance delinquency 60+ days               2.00707%          2.68427%         1.82579%
     As % of Beginning Pool Balance             1.41865%          1.97835%         2.17238%
     Three Month Average

Trigger:  Is Average > 2.0%                     Yes

C)   Noteholders Percent Trigger:               4.0254%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                     No

Exhibit 20.6
Page 1 of 3
                     Navistar Financial 2000 - B Owner Trust
                         For the Month of January 2001
                      Distribution Date of February 15, 2001
                             Servicer Certificate #4

Original Pool Amount                                    $764,710,097.53

Beginning Pool Balance                                  $703,514,350.74
Beginning Pool Factor                                         0.9199752

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $16,465,785.53
     Interest Collected                                   $5,686,426.50

Additional Deposits:
     Repurchase Amounts                                           $0.00
     Liquidation Proceeds / Recoveries                      $138,624.99
Total Additional Deposits                                   $138,624.99

Repos / Chargeoffs                                        $1,534,133.20
Aggregate Number of Notes Charged Off                               130

Total Available Funds                                    $22,231,930.01

Ending Pool Balance                                     $685,573,339.02
Ending Pool Factor                                            0.8965140

Servicing Fee                                               $586,261.96

Repayment of Servicer Advances                               $58,907.01

Reserve Account:
     Beginning Balance  (see Memo Item)                  $36,069,965.27
     Target Percentage                                            5.50%
     Target Balance                                      $37,706,533.65
     Minimum Balance                                     $15,294,201.95
     (Release) / Deposit                                   ($199,234.27)
     Ending Balance                                      $35,870,731.00

Current Weighted Average APR:                                    9.762%
Current Weighted Average Remaining Term (months):                 47.61

Delinquencies                              Dollars     Notes
     Installments: 1 - 30 days       $3,097,564.80     2,805
                   31 - 60 days        $813,821.56       640
                   60+  days           $321,530.79       167

     Total:                          $4,232,917.15     2,853

     Balances:     60+  days         $9,269,573.66       167

Memo Item - Reserve Account

   Prior Month                                 $36,103,432.47
+  Invest. Income                                 $199,234.27
+  Excess Serv.                                         $0.00
   Transfer (to) / from Collections Account      ($232,701.47)
   Beginning Balance                           $36,069,965.27

Exhibit 20.7
Page 2 of 3

For the Month of January 2001

                                                                                           NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $764,710,097.53$140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53

Distributions:
     Distribution Percentages                                 100.00%           0.00%           0.00%           0.00%          0.00%
     Coupon                                                   6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $703,514,350.74
Ending Pool Balance                    $685,573,339.02

Collected Principal                     $16,406,878.52
Collected Interest                       $5,686,426.50
Charge - Offs                            $1,534,133.20
Liquidation Proceeds / Recoveries          $138,624.99
Servicing                                  $586,261.96
Cash Transfer from Reserve Account         $232,701.47
Total Collections Avail for Debt Service$21,878,369.52

Beginning Balance                      $703,514,350.74 $78,804,253.21 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53

Interest Due                             $3,937,357.80    $441,960.52   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Interest Paid                            $3,937,357.80    $441,960.52   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Principal Due                           $17,941,011.72 $17,941,011.72           $0.00           $0.00           $0.00          $0.00
Principal Paid                          $17,941,011.72 $17,941,011.72           $0.00           $0.00           $0.00          $0.00

Ending Balance                         $685,573,339.02 $60,863,241.49 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Note / Certificate Pool Factor                                 0.4347          1.0000          1.0000          1.0000         1.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                     $21,878,369.52 $18,382,972.24   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $36,069,965.27
(Release) / Draw                          ($199,234.27)
Ending Reserve Acct Balance             $35,870,731.00

Exhibit 20.7
Page 3 of 3

For the Month of December 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                   5                 4                  3                2                 1
                                                Sep-00            Oct-00             Nov-00           Dec-00            Jan-01
Beginning Pool Balance                             N/A   $764,710,097.53    $741,556,161.94  $722,425,631.72   $703,514,350.74

A)   Loss Trigger:
Principal of Contracts Charged Off                 N/A        $637,732.76    $1,969,548.20     $5,200,097.76     $1,534,133.20
Recoveries                                         N/A              $0.00       $49,563.20       $343,736.93       $138,624.99

Total Charged Off (Months 5, 4, 3)                 N\A
Total Recoveries (Months 3, 2, 1)          $531,925.12
Net Loss / (Recoveries) for 3 Mos                  N\A (a)

Total Balance (Months 5, 4, 3)       $1,506,266,259.47 (b)

Loss Ratio Annualized  [(a/b) * (12)]             0.0000%

Trigger:  Is Ratio > 1.5%                           No

                                                 Nov-00              Dec-00     Jan-01
B)   Delinquency Trigger:                 $8,127,102.47      $11,224,467.79  $9,269,573.66
     Balance delinquency 60+ days              1.09595%            1.55372%       1.31761%
     As % of Beginning Pool Balance            0.00000%            0.01000%       1.32243%
     Three Month Average

Trigger:  Is Average > 2.0%                                     No

C)   Noteholders Percent Trigger:                          4.6908%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                     No